                                   ANNEX XI
                                DOCUMENTATION



-----------------------------------------------------------------------------------------------------------------------------------
Item       Description                                          Qty                     Delivery

-----------------------------------------------------------------------------------------------------------------------------------
01        Project Status Report                                 1 original              monthly
                                                                4 copies
------------------------------------------------------------------------------------------------------------------------------------

02        Installation and Commissioning Status Report          1 original              weekly during installation and
                                                                4 copies                commissioning period
-----------------------------------------------------------------------------------------------------------------------------------

03        Test Procedures                                       1 original
          (a) Factory Acceptance                                4 copies                30 days prior to test
          (b) Site Acceptance Test                                                      30 days prior to test
          (c) Flight Commissioning Test                                                 15 days prior to test

-----------------------------------------------------------------------------------------------------------------------------------

04        Equipment Operation and Maintenance                   3 copies for            90 days following contract effectivity
          Manual(s)                                             each equipment type

-----------------------------------------------------------------------------------------------------------------------------------

05        Instrument Flight Procedures                          1 original              60 days prior to Final Site Acceptance
                                                                4 copies

-----------------------------------------------------------------------------------------------------------------------------------

06        Site Drawings including                               5 copies                Concurrent with Final Site Acceptance
          - Installation drawing specifying the                                         and Handing over of the Equipment
            equipment and structure arrangement
          - detail interconnection drawings
          - dimensional drawings of cable routes

------------------------------------------------------------------------------------------------------------------------------------

07        Factory Acceptance Test Data                          1 original              14 days following test completion
                                                                4 copies

------------------------------------------------------------------------------------------------------------------------------------

08        Buyer's Certification of Site Readiness               1 original              30 days prior to start of installation

------------------------------------------------------------------------------------------------------------------------------------

09        Site Acceptance Test Certificate                      1 original              14 days following test completion
                                                                4 copies

------------------------------------------------------------------------------------------------------------------------------------

10        Flight Commissioning Certificate                      1 original              14 days following test completion
                                                                4 copies

------------------------------------------------------------------------------------------------------------------------------------

11        Final Site Acceptance and Handing over of             1 original              14 days following completion of all
          Equipment                                             4 copies                site works

------------------------------------------------------------------------------------------------------------------------------------




                                  Annex XIII
                    CERTIFICATE OF FACTORY ACCEPTANCE TEST



DATE


CONTRACT#


DESCRIPTION OF GOODS







BUYER'S NAME


--------------------------------------------------------------------------------
This is the certify that the above named goods have been tested, inspected and found to be in compliance with Buyer's contract [enter CONTRACT NUMBER here]. The results of the testing are attached.


For Airport Systems International, Inc.         For [the Buyer]


 ---------------------                             ---------------------
 signed                                            signed


 ---------------------                             ---------------------
 name printed                                      name printed


 ---------------------                             ---------------------
 title                                             title

                                  Annex XIV
                     CERTIFICATE OF SITE ACCEPTANCE TEST



DATE



CONTRACT#



SITE NAME







BUYER'S NAME



--------------------------------------------------------------------------------
This is the certify that site acceptance testing has been conducted at the above named site(s) and the systems have been found to be in compliance with Buyer's contract [enter CONTRACT NUMBER here]. The results of the testing are attached.


For Airport Systems International, Inc.         For [the Buyer]


 ---------------------                             ---------------------
 signed                                            signed


 ---------------------                             ---------------------
 name printed                                      name printed


 ---------------------                             ---------------------
 title                                             title

                                   Annex XV
                   CERTIFICATE OF FLIGHT COMMISSIONING TEST



DATE OF CERTIFICATE:

CONTRACT#:

CUSTOMER'S NAME:

SITE NAME:


 FLIGHT CHECK DATE:

 EQUIPMENT:

 AIRCRAFT REGISTRATION:







--------------------------------------------------------------------------------
This is to certify that flight commissioning testing has been conducted at the above named site(s) and the systems have been found to be in compliance with Buyer's contract [enter CONTRACT NUMBER here]. The results of the testing are attached.


For Airport Systems International, Inc.         For [the Buyer]


 ---------------------                             ---------------------
 signed                                            signed


 ---------------------                             ---------------------
 name printed                                      name printed


 ---------------------                             ---------------------
 title                                             title

                      ANNEX XVI - DELIVERY TIME SCHEDULE




                     Months After Contract Effective Date

Task Name          1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  19  20  21  22  23  24
--------------------------------------------------------------------------------------------------------
FAT-59 Contract

Training (USA)

Manufacturing

CTPSE FAB

Factory Acceptance

Ship to Site

Installation          Information subject to a confidential treatment request

Civil Works, New

Refurb DVOR/DME

Equipment Install

SAT

Flight Check

Training (DGAC)

Handing Over of
Final Site



                                 Annex XVIII
                    BUYER CERTIFICATION OF SITE READINESS



DATE


CONTRACT#


SITE NAME





BUYER'S NAME
Directorate General of Air Communications


--------------------------------------------------------------------------------
This is to certify that the site named above has been inspected by the Buyer's Inspection Engineer(s) and all work required under the Contract to be accomplished prior to Seller's arrival has been completed. The site is accessible, operational, the inventory is complete and there are no hinderance to the Seller's work.



for the Directorate General of
Air Communciations



 ---------------------
 signed


 ---------------------
 name printed


 ---------------------
 title

                                  Annex XIX

                     CERTIFICATE OF FINAL ACCEPTANCE AND
                          HANDING OVER OF EQUIPMENT


DATE


CONTRACT#



SITE NAME







BUYER'S NAME


--------------------------------------------------------------------------------
This is to certify that the Works related to the above named site(s) have been satisfactorily performed by the Seller in compliance with the provisions of contract [enter CONTRACT NUMBER here] and final acceptance by the Buyer is hereby issued.


For Airport Systems                             For Directorate General of
International, Inc.                             Air Communications


 ---------------------                             ---------------------
 signed                                            signed


 ---------------------                             ---------------------
 name printed                                      name printed


 ---------------------                             ---------------------
 title                                             title



Witness


----------------------
Name

                     CERTIFICATE OF FINAL ACCEPTANCE AND
                          HANDING OVER OF EQUIPMENT



Minor deficiencies noted at the time of Final Acceptance.

                                 Annex XXIII
                      CERTIFICATE OF TRAINING COMPLETION



DATE


CONTRACT#



TITLE OF TRAINING COURSE







BUYER'S NAME



--------------------------------------------------------------------------------
The undersigned hereby certifies that the above named [enter training course name here] was successfully completed in compliance with Buyer's contract [enter CONTRACT NUMBER here].


For Airport Systems International, Inc.


 ---------------------
 signed


 ---------------------
 name printed


 ---------------------
 title

--------------------------------------------------------------------------------
                                   ANNEX XXV
                              WARRANTY CLAIM FORM
                                    FAT-59
--------------------------------------------------------------------------------



  ----------------------------------------------------------------------------
  DATE
  ----------------------------------------------------------------------------
  WRITTEN BY
     NAME
     PHONE/FAX
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
  SITE NAME
  ----------------------------------------------------------------------------
  SYSTEM NAME
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
  FAILED MODULE
     NAME
                    --------------------------------------------------
     PART NO.
                    --------------------------------------------------
     SERIAL NUMBER
  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------
  DESCRIPTION OF FAILURE














  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
  RETURN AUTHORIZATION NUMBER

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
  SHIPPING INSTRUCTIONS



  ----------------------------------------------------------------------------

  ASII AUTHORIZATION                                   DATE
                    -----------------------                 -------------------

--------------------------------------------------------------------------------

               ANNEX XXVI - STATEMENT OF TECHNICAL SUPPORT AND
                             AFTER SALES SERVICE

            [AIRPORT SYSTEMS INTERNATIONAL, INC. LOGO AND LETTERHEAD]

Jakarta
27 March 1996


TECHNICAL SUPPORT AND AFTER SALES SERVICE

The equipment offered for this project has been selected and/or designed with prime consideration being given to performance, reliability, maintainability and assurance of long term product support.

This reliability is also reflected in the quality of spares proposed to support the fielded systems. This level of quality provides short mean-time-to-repair
(MTTR) with a high confidence factor.

LONG TERM SYSTEM SUPPORT

Airport Systems International, Inc., will provide technical support for a period of * years for this project. Supply of parts will be guaranteed for a period of * years for this project.

A warranty period of * months will be provided after final site acceptance and handing over of equipment for each equipment provided.


/s/ Michael Warner
------------------------------------
Michael Warner
Vice President, Business Development


* - Information subject to a confidential treatment request.

                ANNEX XXVIII - EQUIPMENT FREQUENCY ASSIGNMENTS




------------------------------------------------------------------------------------------
No.     AIRPORT/SITE                      EQUIPMENT              FREQUENCY           IDENT
------------------------------------------------------------------------------------------
1       Kibon Point/Ketapang              DVOR/DME               116.8MHz/CH 115X    KTP
------------------------------------------------------------------------------------------
2       Binaka/Pulau Nias                 DVOR/DME               117.1MHz/CH 118X    NIS
------------------------------------------------------------------------------------------
3       Padang Kemiling/Bengkulu          DVOR/DME               114.3MHz/CH 90X     BKL
------------------------------------------------------------------------------------------
4       Lasem Point/Lasem                 DVOR/DME               114.5MHz/CH 92X     LSM
------------------------------------------------------------------------------------------
5       Nabire/Nabire                     DVOR/DME               117.3MHz/CH 120X    NBR
------------------------------------------------------------------------------------------
6       Ehari/Kupang                      DVOR/DME               112.2MHz/CH 59X     UNG
------------------------------------------------------------------------------------------
7       Iskandar/Pangkalan Bun            DVOR/DME               117.4MHz/CH 121X    PKU
------------------------------------------------------------------------------------------
8       Moh. Salahuddin/Bima              DVOR/DME               115.1MHz/CH 98X     BMA
------------------------------------------------------------------------------------------
9       Iswahyudi/Madiun                  DVOR/DME               116.5MHz/CH 112X    MIN
------------------------------------------------------------------------------------------
10      Jalaluddin/Gorontalo              DVOR/DME               113.5MHz/CH 82X     GTL
------------------------------------------------------------------------------------------
11      PLP TC/Curug                      DVOR/DME               113.0MHz/CH 77X     PLP
------------------------------------------------------------------------------------------
12      Juwaia/Tarakan                    DME Upgrade            CH 113X             TRK
------------------------------------------------------------------------------------------
13      Sentani/Jayapura                  DME Upgrade            CH 109X             JPA
------------------------------------------------------------------------------------------
14      Jefman/Sorong                     DME Upgrade            CH 91X              SRG
------------------------------------------------------------------------------------------
15      Pangkal Pinang/ Pankal Pinang     DVOR/DME replacement   114.2MHz/CH 89X     PKP
------------------------------------------------------------------------------------------
16      Buluh Tumbang/Tanjung Pandan      DVOR/DME replacement   116.7MHz/CH 114X    TPN
------------------------------------------------------------------------------------------
17      Bandar Lampung/Tanjung Karang     DVOR/DME replacement   115.0MHz/CH 97X     TKG
------------------------------------------------------------------------------------------
18      Budiarto/Curug                    DVOR/DME replacement   115.8MHz/CH 105X    BTO
------------------------------------------------------------------------------------------
19      Abdurahman Saleh/Malang           DVOR/DME replacement   116.1MHz/CH 106X    MLG
------------------------------------------------------------------------------------------
20      Mutiara/Palu                      DVOR/DME replacement   116.2MHz/CH 109X    PAL
------------------------------------------------------------------------------------------
21      Walter Mongondisi/Kendari         DVOR/DME replacement   115.0MHz/CH 97X     KDI
------------------------------------------------------------------------------------------
22      Maintenance Centre in Jakarta     DVOR/DME single        113.0MHz/CH 77X     BEL
        Dalai Elektronika
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DOCUMENTATION REQUIREMENTS FOR PAYMENT
--------------------------------------------------------------------------------


Equipment

 -  Commercial Invoice

 -  Ocean Bills of Lading (or Airway Bills)

 -  Packing List

 -  Clean Bill of Findings

 -  Manufacture's Certificate

 -  Insurance Certificate


   ------------------------------------------------------


Services

 -  Commercial Invoice

 -  Certificate of Acceptance

 -  Test Data (where applicable)


   ------------------------------------------------------


Training

 -  Commercial Invoice

 -  Completion Certificate


   ------------------------------------------------------


Civil Works

 -  Commercial Invoice

 -  Certificate of Acceptance







--------------------------------------------------------------------------------